© Autoliv Inc., All Rights Reserved Teleconference 4 th Quarter Financial Earnings January 31, 2013 Driven for Life Exhibit 99.3

ALV Q4’12 Financial Earnings Report
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This report contains statements that are not historical facts but rather forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995
(PSLRA). All such statements are based upon our current expectations and various assumptions, and apply only as of the date of this report. Our expectations and beliefs are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that forward-looking statements will materialize or prove to be correct. Because such statements involve risks and uncertainties, the outcome could differ materially from those set out in the statements.  For a summary of such risk factors, please refer to our latest 10-K and 10-Q filed with the SEC.  Except for our ongoing obligation to disclose information under law, we undertake no obligation to update publicity any forward-looking statements whether as a result of new information or future events. For any forward-looking statements contained in this or any other document, we claim the protection of the safe harbor for forward-looking statements contained in the
PSLRA.
Safe Harbor Statement *
(*) Non-US GAAP reconciliations are disclosed in our 8-K/10-K/10-Q filings available at www.sec.gov or www.autoliv.com

Highlights
- Solid performance in a challenging environment
(*) Excludes legal costs & other charges related to the on-going anti-trust investigations and alignment costs
Sales guidance met
•
organic sales growth 1.5%
Margin* guidance slightly exceeded
•
EBIT margin 9.4%
EPS* $1.58
•
partly driven by lower tax rate and financial net
Cash flow as expected
•
~ $0.25B operating cash flow
ALV Q4’12 Financial Earnings Report
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WEU
16
12
8
LVP in Millions
2007
2008
2009
2010
2011
2012
2013

Growth Markets*
50
40
30
20
LVP in Millions
2007
2008
2009
2010
2011
2012
2013

	—	—	—	—	—

	—	—	—	—	—

Autoliv

ALV Q4’12 Financial Earnings Report
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Mixed Market Conditions
- The tale of two cities
(*) Growth Markets excludes WEU, North America & Japan, CPV (Content per Vehicle),
(LVP) Light Vehicle  Production according to IHS  @ January 16, 2013.
2013 LVP in WEU similar to Q4’12 run rate
000’s Q1 Q2 Q3 Q4 FY
2008
4,141 4.178 3,250 2.749 14,318
2009 2,471 3,024 2,968 3,271 11,734
2012 3,555 3.230 2,792 2,978 12,554
2013
3,076 3.069 2,642 3,060 11,847
• LVP declining back to 2009 levels
• CPV ~ $400
000’s Q1 Q2 Q3 Q4 FY
2008
7,332 7694 6,890 6,312 28,229
2009 6,022 7,323 7,744 8,853 29,942
2012 10,493 10,630 10,203 11,193 42,519
2013
10,807 11,213 11,217 11,935 45,173
• LVP setting new record levels
• CPV ~ $200

ALV Q4’12 Financial Earnings Report
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Continued Strategy Execution
- In a challenging environment
Capacity alignment activities while investing in growth markets
Record order intake
Continued investments in technology and growth markets
Capacity alignment progressing
Strong balance sheet for;
•
growth opportunities
•
uncertain environment

FOR SAFER CARS
EURO NCAP
www.euroncap.com

Autoliv

ALV Q4’12 Financial Earnings Report - 6 Renault Clio Ford B-Max Euro NCAP Today - 2012 Best in Class 5 Star Models BMW 3-Series Hyundai Santa Fe Fiat 500L Ford Transit Ford Kuga Volvo V40

FOR SAFER CARS EURO NCAP www.euroncap.com

Autoliv

ALV Q4’12 Financial Earnings Report
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Euro NCAP in the Future
- Migration towards Active Safety
2014
•
Active Safety weighting increases from 10% to 20%
•
Active Safety required to achieve 5 Star
•
Euro NCAP points of focus for Active Safety
• Lane Departure Warning, Autonomous Braking
• Intelligent Speed Assist (50% urban)
2017
•
Active Safety required to achieve 4 Star
•
Euro NCAP points of focus for Active Safety
• Lane Departure Warning, Autonomous Braking
• Intelligent Speed Assist (100% urban)
Active Safety technologies are under evaluation by NHTSA for the new US NCAP

Investments for Growth
- Active and Passive Safety Technologies
ACTIVE
SAFETY
NIGHT VISION
Automatic Animal Detection
Dynamic Spot Light
Sensor Fusion NIR / FIR
STEREO VISION
Pedestrian Detection
RADAR
LRR Narrow Band
Multi-Mode
PASSIVE
SAFETY
BAG-IN-BELT
KNEE AIRBAG
ACTIVE SEATBELT
PEDESTRIAN AIRBAG
DUAL PRETENSIONING
Estimate ~ 5% CAGR in our automotive safety market from 2012 thru 2015
ALV Q4’12 Financial Earnings Report
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SAFETY DOMAIN CONTROLLER
Brake Controls Integration
with Airbag ECU

Investments for Growth
- Facility expansions
China
Jintan
(propellant)
Changchun
Guangzhou
Nanjing
Shanghai
India
Webbing
Thailand
Cushion cut&sewn
Sweden
Radar
U.S.
Radar
Romania
Steering Wheel
Indonesia
Seatbelt & Airbag
Russia
Seatbelt & Airbag
Investing ~ $0.5BM on growth initiatives in 2011 and 2012
Poland
Airbag
Turkey
Airbags, Seatbelts, Steering
Wheel, Component Manufacturing
Brazil
Airbags, Seatbelts, Steering
Wheel, Webbing
ALV Q4’12 Financial Earnings Report
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(seatbelts & airbags)
(seatbelts & airbags)
(seatbelts)
(ECU’s & crash sensors, Tech
Center)

ALV Q4’12 Financial Earnings Report
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(*) Non US GAAP and restated for ASC 810-10-45.
Cash Flow
- Investments for growth in CapEx and RD&E
(US $ Mil’s unless specified)
Q4
2012
Q4
2011
FY
2012
FY
2011
FY
2010
FY
2009
Net Income 140 160 486 627 596 13
Depreciation & Amortization 69 70 273 268 282 314
Other, net
(4) 1 10 38 57 (41)
Change in operating WC 36 62 (80) (175) (11) 207
Operating cash flow
241 293 689 758 924 493
Capital Expenditures, net (99) (100) (360) (357) (224) (130)
Free cash flow *
142 193 329 401 700 363
Dividend payment 48 40 178 154 58 15
Strong operating cash flow and dividend payment increased YoY

Dividend Trend
- Per share and cash payments*
Dividend per share
Dividend Payments Dividend Payments
* Estimated dividend payment for Q1 2013 based on share count at end of 4  quarter 2012
Annualized payment to shareholders ~ $190M based on $2.00 per share
0.5
0.4
0.3
0.2
0.1
0
60
40
20
0
ALV Q4’12 Financial Earnings Report
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th
1997
98
99
2000
01 02 03 04 05 06 07 08 09 2010 11 12 13

FY Financial Overview
- Record sales and dividend per share
Solid result despite LVP decline YoY in WEU ~ 8%
(*) Non US GAAP Earnings Before Interest and Taxes, Earnings per share, Return on Capital Employed, Return on Equity
(**) US GAAP reported, Dividend per share (***) IHS Global Light Vehicle Production
(US $ Mil’s unless specified)
2012 2011
Sales $8,267 $8,232
Gross Profit $1,646 19.9% $1,728 21.0%
EBIT * $803 9.7% $908 11.0%
EPS *
(assuming dilution)
$5.82 $6.80
RoCE * 24% 28%
RoE * 15% 20%
Operating Cash flow $689 $758
DPS ** $1.89 $1.73
GLVP *** ~ 80M ~ 75M
ALV Q4’12 Financial Earnings Report
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(*) Light Vehicle Production, Source IHS January 16, 2013, TRIAD (WEU, North America, Japan), (**) Includes Acquisitions
Autoliv Production**
- FY2012
Maintaining ~ 36% global passive safety market share
Units in Millions (unless specified)
2012 Change vs.’11
Seatbelts 139.1 5%
• Pretensioners (of which) [54.9] [3%]
• Active Seatbelts (of which) 1.6 40%
Frontal airbags 35.1 8%
Knee airbags 2.5 89%
Side airbags 72.0 7%
• Chest (Thorax) 37.3 7%
• Head (Curtain) 34.7 8%
Steering Wheels 12.9 4%
Electronic Control Units 13.6 1%
Active Safety Units 1.6 79%
LVP* TRIAD 37.2 8%
LVP* GLOBAL 79.7 7%
ALV Q4’12 Financial Earnings Report
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Mercedes S-Class
Hyundai Genesis
Toyota Highlander
Acura MDX
GMC Sierra
Citroën C4 Picasso
Jeep Cherokee
BMW X5
Peugeot 309
* Images may not reflect new model
Major Platform Launches
- FY2013
ALV Q4’12 Financial Earnings Report
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Looking Ahead
- Q1 2013
(*) Earnings Before Interest & Taxes excludes legal costs & other charges related to the on-going anti-trust investigations & alignment costs
Sales
•
YoY organic sales decline ~ (4%)
EBIT* Margin ~ 8%
• Sequential change is mainly due to lower engineering income mainly related to the sharp LVP decline in WEU and Japan
mainly related to Q4 launches
ALV Q4’12 Financial Earnings Report
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•
Sequentially organic sales up slightly
•
YoY change is mainly due to organic sales drop

• 2    half improvement due to organic sales growth in active safety, launches and underlying LVP improvement
• 1  half lower due to higher RD&E and continued low level LVP in WEU
Early Indication
- FY2013
Sales
EBIT* Margin ~ 9%
•
YoY organic sales effect offset by higher RD&E and temporary margin effect from increasing vertical integration and growth
H1 vs. H2
(*) Earnings Before Interest & Taxes excludes legal costs & other charges related to the on-going anti-trust investigations & alignment costs strong growth in Active Safety & China
favorable launch mix
partially offset by lower LVP in WEU & Japan
st
nd
ALV Q4’12 Financial Earnings Report
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+
1 to 3%
• YoY organic sales growth

Financial Outlook
Q1 2013 FY2013
Sales
Organic (4%) 1 to 3%
Acquisitions /
(Divestitures)
~ (0.4%) ~ (0.2%)
Fx** ~ 0.1% ~ 1.1%
Consolidated Sales ~ (4%) 2 to 4%
EBIT Margin * ~ 8% ~ 9%
(*) Excludes legal costs & other charges related to the on-going anti-trust investigations and alignment costs
(**) 1 Euro = 1.33 US$, 1 US$ = 89JPY for Q1’13 & FY2013
ALV Q4’12 Financial Earnings Report
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Autoliv Every year, Autoliv’s products save over 25,000 lives Passive Safety Active Safety Autoliv - Safety Systems Thank you! ALV Q4’12 Financial Earnings Report - 18